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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 14, 2009


                           THINKENGINE NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      0-03035                  20-8058881
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

              100 NICKERSON ROAD, MARLBOROUGH, MASSACHUSETTS 01752 (Address of principal executive offices, including zip code)

                                 (508) 624-7600
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.03.  BANKRUPTCY OR RECEIVERSHIP

On January 14, 2009, ThinkEngine Networks, Inc. (the "Company") filed a voluntary petition in the United States Bankruptcy Court for the District of Massachusetts (the "Court") (Case Number 09-40115), seeking relief under Chapter 7 of Title 11 of the United States Code (the "Bankruptcy Code"). As a result of this bankruptcy filing and the related termination of its employees, the Company has suspended business operations. The Court has appointed Anne J. White as trustee for the Company. Ms. White's address is c/o Klieman Lyons Schindler and Gross, 21 Custom House Street, Boston, Massachusetts 02110 and her telephone number is 617-443-1000.


ITEM 2.04. TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

The Company's filing under Chapter 7 of the Bankruptcy Code on January 14, 2009 constitutes an event of default under the Company's Loan and Security Agreement with Vencore Solutions LLC, as amended (the "Loan Agreement") and has resulted in the acceleration of all outstanding obligations under the Loan Agreement, which are currently approximately $1,048,618.16.


ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b) Effective January 14, 2009, Robert C. Fleming, Michael G. Mitchell and John
E. Sweeney resigned from their respective positions as members of the Board of Directors of ThinkEngine Networks, Inc.

     Effective December 31, 2008, the Company terminated the employment of all of its employees, including Michael G. Mitchell, its President and Chief Executive Officer and John E. Steinkrauss, its Vice President, Treasurer and Chief Financial Officer. Messrs. Mitchell and Steinkrauss resigned from their respective officer positions with the Company effective January 14, 2009. Mr. Steinkrauss has agreed to provide consulting services on an hourly basis at a rate of $120 per hour through January 23, 2009 in order to facilitate the bankruptcy filing and related liquidation of the Company by the trustee.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         THINKENGINE NETWORKS, INC.


Date:  January 14, 2009                  By: /s/ John E. Steinkrauss
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                                             John E. Steinkrauss
                                             Chief Financial Officer


















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